UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 1, 2019

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

Deere & Company today announced that its board of directors elected John C. May, 49, President and Chief Operating Officer effective April 1, 2019.  From 2012 to 2018, Mr. May has served as President, Worldwide Agriculture & Turf Division – Agricultural Solutions and Chief Information Officer.  In 2018 he was named President, Worldwide Agriculture & Turf Division Global Harvesting and Turf Platforms, Ag Solutions, Americas and Australia.

In connection with the new assignment, the Compensation Committee of the Board (the “Committee”) approved an increase in Mr. May’s annual base salary effective April 1, 2019 from $744,060 to $1,000,764.

Mr. May continues to participate in the Company’s short-term incentive and long-term incentive cash plans that payout based on the Company’s operating return on operating assets and shareholder value added during the performance periods. Considering the new base salary, the target award under the short-term incentive plan for Mr. May for the fiscal 2019 performance period will increase to $1,100,841 from $744,060.  Mr. May’s target award under the long-term incentive cash plan for the performance period ending in fiscal 2019, which is based on his salary grade in September 2019, remains unchanged at $606,234.

Appointment of Chief Financial Officer

The board of directors also elected Ryan D. Campbell, 44, Senior Vice President & Chief Financial Officer, effective April 1, 2019.  Mr. Campbell replaces Rajesh Kalathur, who has been elected to the position of President, John Deere Financial & Chief Information Officer.

Mr. Campbell was elected Vice President and Deputy Financial Officer last year. Mr. Campbell previously has served as Vice President and Comptroller, and as Finance Director for the Company’s Agriculture and Turf Division. Mr. Campbell joined the Company in 2007 and has held various finance and accounting positions in the Company.

In connection with his appointment, Mr. Campbell will receive an annualized base salary of $567,768. Mr. Campbell will continue to participate in the Company’s short-term incentive and long-term incentive cash plans that payout based on the Company’s operating return on operating assets and shareholder value added during the performance periods. The target award under the short-term incentive plan for Mr. Campbell for the fiscal 2019 performance period will be $567,768.  Mr. Campbell’s target award under the long-term incentive cash plan for the performance period ending in fiscal 2019 will be $242,559.

Awards for Mr. May and Mr. Campbell under the incentive cash plans are based in part on base salaries during the performance period. Actual bonuses likely will differ due to actual Company performance during the performance periods, any additional changes in salary, the number of participants sharing in the long-term incentive cash bonus pool, and any plan and award changes approved by the Committee. Descriptions of the Company’s incentive cash plans and other benefits available to named executive officers are contained in the Company’s proxy statement filed with the Securities and Exchange Commission on January 11, 2019 and are incorporated herein by reference.

There are no family relationships or related persons transactions between Mr. May or Mr. Campbell and the Company or any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

These changes and related senior management changes for the Company are described in the text of a press release issued by the Company on March 1, 2019, attached hereto as Exhibit 99.1.

Item 5.07                             Submission of Matters to a Vote of Security Holders

(a)          The Company annual meeting of shareholders was held on February 27, 2019.

(b)          The voting results for each matter submitted to a vote of shareholders at the Company’s annual meeting are as follows:

1.              Annual Election of Directors

The following directors were elected for terms expiring at the annual meeting in 2020:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	225,861,193	9,883,569	1,405,427	45,178,790
Vance D. Coffman	227,855,693	8,824,693	469,803	45,178,790
Alan C. Heuberger	236,100,981	650,161	399,047	45,178,790
Charles O. Holliday Jr.	235,710,724	1,042,747	396,718	45,178,790
Dipak C. Jain	230,444,651	6,283,014	422,524	45,178,790
Michael O. Johanns	235,791,540	957,016	401,633	45,178,790
Clayton M. Jones	232,299,608	4,451,642	398,939	45,178,790
Gregory R. Page	236,132,176	615,762	402,251	45,178,790
Sherry M. Smith	234,521,959	2,254,865	373,365	45,178,790
Dmitri L. Stockton	235,222,704	1,512,455	415,030	45,178,790
Sheila G. Talton	235,436,028	1,345,867	368,294	45,178,790

2.              Advisory Vote on Executive Compensation

The shareholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the January 11, 2019 Proxy Statement (“Proxy Statement”), including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
224,689,144	11,534,526	926,519	45,178,790

3.              Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2019 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
271,785,303	9,824,749	718,927

4.              Shareholder Proposal—Right to Act by Written Consent

No vote is being reported for a shareholder proposal requesting shareholders be permitted to act by written consent because it was not presented at the annual meeting by the shareholder proponent or a representative of the shareholder proponent as required, and therefore, was not acted upon by the shareholders.

Item 9.01                             Financial Statements and Exhibits

(d)                             Exhibits

(99.1)       Press release (filed herewith)

Exhibit Index

Number and Description of Exhibit

99.1	Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies Secretary

Dated: March 1, 2019